SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)

Filed by:         [ X ]    Registrant
                  [   ]   A Party other than the Registrant

Material being filed: [ X ]  Preliminary Proxy Statement
                      [   ]  Confidential, for use of the Commission Only
                             (as permitted by Rule 14a-6(e)(2))
                      [   ]  Definitive Proxy Statement
                      [   ]  Definitive Additional Materials
                      [   ]  Soliciting Material Pursuant to ss.240. 14a-11(c)
                             or ss.240. 14a-12

          Alberto-Culver Company
          (Name of Registrant as Specified in Its Charter)

          Alberto-Culver Company
          (Name of Person(s) Filing Proxy Statement)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

         [X]  $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-6(i)(1),
              14a-6(i)(2)  or Item  22(a)(2) of Schedule 14A.
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

           1.)Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

           2.)Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

           3.)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              ------------------------------------------------------------------

           4.)Proposed maximum aggregate value of transaction:     $____________

              ------------------------------------------------------------------

           5.)Total Fee paid:   $-----------------------------------------------

     [ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1.)  Amount previously paid:  $________________

         2.)  Form, Schedule or Registration Statement No.:  __________________

         3.)  Filing party:  ___________________________________________________

         4.)  Date filed:  ________________________________

                             ALBERTO-CULVER COMPANY
                             Melrose Park, Illinois
                                                               December 12, 1996


TO THE STOCKHOLDERS:

         The annual meeting of stockholders will be held at the principal office of the Company in Melrose Park, Illinois, on Thursday, January 23, 1997, at 10:00 a.m.
         You are cordially invited to attend this meeting in person. The principal business at the meeting will be to elect four directors and to vote on increasing the number of the Company's authorized shares of Class A and Class B common stock.
         At your earliest convenience, please sign and return the enclosed proxy card to assure that your shares will be represented at the meeting.

                           Sincerely,



                           Leonard H. Lavin
                           Chairman

                                NOTICE OF MEETING


         The annual meeting of stockholders of Alberto-Culver Company will be held on Thursday, January 23, 1997, at 10:00 a.m. Chicago time, at the principal office of the Company, 2525 Armitage Avenue, Melrose Park, Illinois 60160 for the following purposes:

         1.       To elect four directors.

         2. To consider and vote upon an amendment to the Company's Restated Certificate of Incorporation which would (i) increase the number of authorized shares of Class A Common Stock of the Company from 25,000,000 to 75,000,000 shares and (ii) increase the number of authorized shares of Class B Common Stock of the Company from 25,000,000 to 75,000,000 shares.

         3. To transact such other business as may properly come before the meeting.

         The board of directors has fixed the close of business on November 25, 1996 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting.


                           Bernice E. Lavin
                           Secretary

December 12, 1996

ALBERTO-CULVER COMPANY                                           PROXY STATEMENT


2525 Armitage Avenue                                           December 12, 1996
Melrose Park, Illinois   60160

                             Solicitation of Proxies

         The board of directors of Alberto-Culver Company (the "Company") solicits your proxy for use at the annual meeting of stockholders to be held on January 23, 1997 and at any adjournment thereof.

         On November 25, 1996, the record date for the meeting, the Company had outstanding shares of common stock consisting of 11,074,894 shares of Class A and 16,766,240 shares of Class B. This Proxy Statement and form of proxy are first being mailed to stockholders on or about December 12, 1996.

         Each holder of record at the close of business on the record date is entitled to one vote for each Class B share and one-tenth of a vote for each Class A share then held. Any person submitting a proxy has the right to revoke it at any time before it is voted, in person at the meeting or by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

         The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. The increase in the Company's authorized Class A and Class B common stock requires the affirmative vote of a majority of the voting power of all shares entitled to vote. In addition, the affirmative vote of a majority of the shares of Class A common stock entitled to vote is necessary to approve the increase in Class A common stock, and the affirmative vote of a majority of the shares of Class B common stock entitled to vote is necessary to approve the increase in Class B common stock. Abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum. They will have no effect on the election of directors and will have the effect of negative votes on the increase in the Company's authorized Class A and Class B common stock.

                              Election of Directors

         Unless otherwise instructed, proxies will be voted for the election as directors of the four persons listed as nominees. All of the nominees are currently serving as directors. Should any of the nominees become unable to accept nomination or election (which the Company has no reason to expect), it is the intention of the persons named in the enclosed proxy to vote for a substitute in each case or the board of directors may make an appropriate reduction in the number of directors to be elected.

Nominees for Terms Expiring at the Annual Meeting in 2000 (Class III)

         Carol L. Bernick, age 44, has served as a director of the Company since 1984, as Executive Vice President and Assistant Secretary of the Company since October 1990 and as President of Alberto-Culver USA, Inc. since October 1994. From November 1988 to October 1990, she served as Group Vice President. Mrs. Bernick is the wife of Howard B. Bernick and the daughter of Mr. and Mrs. Leonard H. Lavin.

         Leonard H. Lavin, age 77, the founder of the Company, has served as a director and Chairman of the Company since 1955. From 1955 to October 1994, Mr. Lavin served as Chief Executive Officer of the Company. From 1955 to November 1988, Mr. Lavin served as President of the Company. Mr. Lavin is the husband of Bernice E. Lavin and the father of Carol L. Bernick.

         A. Robert Abboud, age 67, has served as a director of the Company since March 1994 and as President of A. Robert Abboud and Company for more than the past five years. From April 1988 to March 1991, Mr. Abboud served as Chairman and Chief Executive Officer of First City Bancorporation of Texas, Inc., a bank holding company, which in November 1992 consented to an involuntary bankruptcy petition. In May 1995, the Bankruptcy Court entered an order confirming the Plan of Reorganization. Mr. Abboud is also a director of AAR Corp., Inland Steel Industries and Hartmarx Corp.

         Robert H. Rock, Ph.D., age 46, has served as a director of the Company since October 1995 and as the President of MLR Holdings, a publishing and consulting company, for more than the past five years. Dr. Rock has also served as Chairman of Metroweek Corporation, a publisher of weekly newspapers and specialty publications, for more than the past five years. From 1991 to March 1995, Dr. Rock served as Chairman of IDD Enterprises, a publisher and provider of on-line services. Dr. Rock is also a director of Hunt Manufacturing Company, Quaker Chemical Corporation and R.P. Scherer Corporation.

Directors Whose Terms Expire at the Annual Meeting in 1998 (Class I)

         Robert P. Gwinn, age 89, has served as a director of the Company since 1988 and as the Chairman Emeritus of Encyclopaedia Britannica, Inc., a publisher, since September 1993 and as Chairman and Chief Executive Officer of Encyclopaedia Britannica, Inc. for more than five years prior to September 1993. Mr. Gwinn is also a director of CNA Financial Corporation.

         William W. Wirtz, age 67, has served as a director of the Company since 1978 and as President of Wirtz Corporation, a diversified operations and investment company, for more than the past five years. Mr. Wirtz is also a director of Firstar Corporation.

         Lee W. Jennings, age 68, has served as a director of the Company since 1989 and as President and Chief Executive Officer of Jennings and Associates, a strategic consulting firm, for more than the past five years. Mr. Jennings is also a director of A. O. Smith Corporation, Fruit-of-the-Loom, Inc., Teppco Partners, L.P. and Prime Capital Corporation.

         A. G. Atwater, Jr., age 53, has served as a director of the Company since October 1995 and has been President and Chief Executive Officer of Amurol Confections Company, a wholly owned associated company of the Wm. Wrigley Jr. Company, for more than the past five years.

Directors Whose Terms Expire at the Annual Meeting in 1999 (Class II)

         Howard B. Bernick, age 44, has served as a director of the Company since 1986, as President of the Company since November 1988 and as Chief Executive Officer since October 1994. From November 1988 to October 1994, Mr. Bernick served as Chief Operating Officer. Mr. Bernick is also a director of AAR Corp. Mr. Bernick is the husband of Carol L. Bernick.

         Bernice E. Lavin, age 71, has served as a director and Secretary & Treasurer of the Company since 1955 and as Vice Chairman since July 1994. From 1955 to July 1994, Mrs. Lavin served as Vice President. Mrs. Lavin is the wife of Leonard H. Lavin and the mother of Carol L. Bernick.

         Harold M. Visotsky, M.D., age 72, has served as a director of the Company since 1989 and has been the Owen L. Coon Professor of Psychiatry and Behavioral Sciences at Northwestern University Medical School for more than the past five years. Dr. Visotsky is also the Director of Asher Center, Northwestern University.

         Allan B. Muchin, age 60, has served as a director of the Company since October 1995 and as Chairman of both the Board of Directors and Executive
Committee of Katten, Muchin & Zavis, a Chicago-based law firm, since November 1995. For more than five years prior to November 1995, Mr. Muchin served as Co-Managing Partner and a Member of the Board of Directors and Executive Committee of Katten, Muchin & Zavis.

         The board of directors recommends that the stockholders vote FOR each of the nominees for director.

               Share Ownership of Directors and Executive Officers

         The table below contains information concerning the number of shares of Class A common stock and Class B common stock beneficially owned by each director, each person named in the Summary Compensation Table and by all directors and executive officers as a group.

===================================================================================================
                                                            Shares Beneficially Owned     Percent
                          Name                              on November 1, 1996 (1)(2)    of Class
---------------------------------------------------------------------------------------------------
                                                            Class A      322,604 (3)       2.87%
Carol L. Bernick                                            Class B    1,293,165 (3)       7.71%
---------------------------------------------------------------------------------------------------
                                                            Class A      278,044 (4)       2.52%
Leonard H. Lavin                                            Class B    3,178,181 (4)      18.96%
---------------------------------------------------------------------------------------------------
                                                            Class A        3,750             (5)
A. Robert Abboud                                            Class B        1,000             (5)
---------------------------------------------------------------------------------------------------
                                                            Class A        2,225 (6)         (5)
Robert H. Rock                                              Class B            0
---------------------------------------------------------------------------------------------------
                                                            Class A        9,750 (7)         (5)
Robert P. Gwinn                                             Class B            0
---------------------------------------------------------------------------------------------------
                                                            Class A      294,750 (8)       2.67%
William W. Wirtz                                            Class B      897,000 (8)       5.35%
---------------------------------------------------------------------------------------------------
                                                            Class A        3,750 (9)          (5)
Lee W. Jennings                                             Class B        3,400 (9)          (5)
---------------------------------------------------------------------------------------------------
                                                            Class A        2,875 (10)         (5)
A.G. Atwater, Jr.                                           Class B            0
---------------------------------------------------------------------------------------------------
                                                            Class A      274,850 (11)       2.45%
Howard B. Bernick                                           Class B      300,000            1.79%

---------------------------------------------------------------------------------------------------
                                                            Class A      217,240 (12)       1.97%
Bernice E. Lavin                                            Class B    2,991,958 (12)      17.85%

---------------------------------------------------------------------------------------------------
                                                            Class A        3,950 (13)         (5)
Harold M. Visotsky                                          Class B          500              (5)

---------------------------------------------------------------------------------------------------
                                                            Class A         2,875 (14)        (5)
Allan B. Muchin                                             Class B             0

---------------------------------------------------------------------------------------------------
                                                            Class A       197,568 (15)      1.77%
Michael H. Renzulli                                         Class B        71,558             (5)

---------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (19         Class A     1,737,315 (16)      15.00%
persons, including the above)                               Class B     8,816,122           52.58%

===================================================================================================

(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.

(2) Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Each person disclaims beneficial ownership of any shares indicated as owned indirectly.

(3) Includes: 176,266 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes: 608,328 Class B shares held as co-trustee of grantor annuity trusts for the benefit of Mrs. Bernick's siblings; 304,433 Class B shares held as co-trustee of a grantor annuity trust for the benefit of Mrs. Bernick; 50,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; 50,100 Class A shares and 150,300 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; and 16,000 Class A shares owned by the Carol and Howard Bernick Supporting Foundation of which Mrs. Bernick is a director and an officer. Does not include: an aggregate of 2,130,461 Class B shares held as co-trustee with Mrs. Lavin of two grantor annuity trusts for the benefit of Mrs. Lavin; an aggregate of 2,130,461 Class B shares held as co-trustee with Mr. Lavin of two grantor annuity trusts for the benefit of Mr. Lavin; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick and shares owned by Mr. and Mrs. Lavin.

(4) Includes: 2,130,461 Class B shares held as co-trustee with Mrs. Bernick of two grantor annuity trusts for the benefit of Mr. Lavin; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President. Does not include shares reported as owned by Mrs. Lavin or Mrs. Bernick.

(5)    Less than 1.0% of the outstanding shares.

(6) Includes 1,875 Class A shares subject to stock options exercisable currently or within 60 days and 350 Class A shares held jointly with Dr. Rock's wife.

(7) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days.

(8) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days. Also includes: 291,000 Class A shares and 873,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is president and a director; and 4,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(9) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days. Does not include 400 Class B shares owned by Mrs. Jennings.

(10) Includes 1,875 Class A shares subject to stock options exercisable currently or within 60 days.

(11) Includes 149,850 Class A shares subject to employee stock options exercisable currently or within 60 days. Does not include 16,000 Class A shares owned by the Carol and Howard Bernick Supporting Foundation of which Mr. Bernick is a director and an officer or shares reported as owned by Mrs.
       Bernick.

(12) Includes: 217,240 Class A shares and 304,264 Class B shares held as sole trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 2,130,461 Class B shares held as co-trustee with Mrs. Bernick of two grantor annuity trusts for the benefit of Mrs. Lavin. Does not include: 50,100 Class A shares and 150,300 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer. In addition, does not include shares reported as owned by Mr. Lavin or Mrs. Bernick.

(13) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days.

(14) Includes 1,875 Class A shares subject to stock options exercisable currently or within 60 days.

(15) Includes 123,650 Class A shares subject to employee stock options exercisable currently or within 60 days.

(16) Includes 535,791 Class A shares subject to stock options exercisable currently or within 60 days.

                Meetings and Committees of the Board of Directors

       The board of directors of the Company held four regularly scheduled meetings and one special meeting during fiscal year 1996. No director attended fewer than three-fourths of the aggregate number of meetings of the board and of the committees described below on which he or she served during the fiscal year.

       There are four standing committees of the board of directors. The audit committee, which is composed of William W. Wirtz, Chairman, A. G. Atwater, Jr., Robert P. Gwinn, Lee W. Jennings and Allan B. Muchin held two meetings during fiscal year 1996. The audit committee makes recommendations to the board regarding the engagement of independent auditors each year and reviews with the outside and internal auditors the scope and results of their audits.

       The executive committee, which is composed of Leonard H. Lavin, Chairman, A.G. Atwater, Jr., Howard B. Bernick, Robert P. Gwinn and Bernice E. Lavin, held one meeting during fiscal year 1996. The executive committee has many of the powers of the board of directors and can act when the board is not in session.

       The compensation committee, which is composed of William W. Wirtz, Chairman, A. Robert Abboud, Robert P. Gwinn, Robert H. Rock and Harold M. Visotsky, held four meetings during fiscal year 1996. The compensation committee reviews executive performance and compensation and administers benefit plans pursuant to which executive officers receive stock options and other incentive awards.

       The nominating committee, which is composed of Leonard H. Lavin, Chairman, A. Robert Abboud, Carol L. Bernick, Bernice E. Lavin and Harold M. Visotsky held no meetings during fiscal year 1996. The function of the nominating committee is to evaluate and recommend persons to fill vacancies or newly created positions on the board of directors and to submit the names of those persons so recommended to the full board of directors for approval. Stockholders may submit recommendations for nominations for election to the board of directors. Additional information regarding the stockholder recommendation procedure will be provided upon request to the Secretary of the Company.

                             Executive Compensation

       The table below summarizes certain information with respect to compensation paid by the Company or its subsidiaries to the Chief Executive Officer and the four most highly compensated executive officers of the Company for services rendered in all respects for the past three fiscal years.

=============================================================================================================================
                                                   SUMMARY COMPENSATION TABLE
=============================================================================================================================

                                                                                       Long Term
                                                      Annual Compensation              Compensation
-----------------------------------------------------------------------------------------------------------------------------

                                                                                      Number of               All Other
      Name and Principal                           Salary             Bonus           Stock Options           Compensation
           Position                    Year        ($)                ($)             Granted (#)                 ($)
-----------------------------------------------------------------------------------------------------------------------------
Leonard H. Lavin,                      1996        $999,996           $                       -                $          (1)
Chairman                               1995        $999,996           $945,000                -                $136,376
                                       1994        $999,996           $632,800                -                $118,865
-----------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin,                      1996        $549,996          $                        -                $          (2)
Vice Chairman,                         1995        $518,748           $390,000                -                $132,596
Secretary and Treasurer                1994        $370,000           $187,000                -                $103,195
-----------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick,                     1996        $725,001          $                     69,000              $          (3)
President and Chief                    1995        $631,254           $595,000             71,200              $  5,639
Executive Officer                      1994        $568,754           $323,900             40,000              $  4,855
-----------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick,
President, Alberto-Culver              1996        $581,247          $                     30,000              $          (3)
USA, Inc. and Executive                1995        $517,500           $390,000             33,200              $  5,639
V.P. and Assistant                     1994        $440,000           $222,800             50,000              $  4,855
Secretary of the Company
-----------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli,                   1996        $567,750          $                     33,200              $          (4)
President, Sally Beauty                1995        $507,000           $500,000             33,200              $ 14,836
Company, Inc.                          1994        $450,000           $450,000             25,000              $ 10,551
=============================================================================================================================


(1) The amount includes: $24,365, $24,364 and $24,364 of imputed income from life insurance for 1996, 1995 and 1994, respectively; annual contributions to the Alberto-Culver Company Employees' Profit Sharing Plan of $ , $3,973 and $3,835 in 1996, 1995 and 1994, respectively; and $121,762, $108,039 and $90,666 of imputed income from split-dollar life insurance policies for 1996, 1995 and 1994, respectively.

(2) The amount includes: $24,365, $20,584 and $8,694 of imputed income from life insurance for 1996, 1995 and 1994, respectively; annual contributions to the Alberto-Culver Company Employees' Profit Sharing Plan of $ , $3,973 and $3,835 in 1996, 1995 and 1994, respectively; and $121,762, $108,039 and $90,666 of imputed income from split-dollar life insurance policies for 1996, 1995 and 1994, respectively.



                                        8




(3) For both Mr. and Mrs. Bernick, the amount includes $1,836, $1,666 and $1,020 of imputed income from life insurance for 1996, 1995 and 1994, respectively; and annual contributions to the Alberto- Culver Company Employees' Profit Sharing Plan of $ , $3,973 and $3,835 in 1996, 1995 and 1994, respectively.

(4) The amount includes $8,100, $6,891 and $2,880 of imputed income from life insurance for each of 1996, 1995 and 1994, respectively; and annual contributions to the Alberto-Culver Company Employees' Profit Sharing Plan of $ , $7,945 and $7,671 in 1996, 1995 and 1994, respectively.

       Each non-employee director of the Company receives $16,000 annual compensation, plus $1,000 for each meeting of the board of directors attended. Non-employee members of the executive, audit and compensation committees receive $1,000 per committee meeting attended. Employee directors receive no additional compensation for serving on the board of directors or its committees.

       In addition, each non-employee director participates in the 1994 Stock Option Plan For Non-Employee Directors (the "Director Plan") which was approved by the stockholders at the 1995 annual meeting. Under the Director Plan, an option to purchase 7,500 shares of Class A common stock was automatically granted to each incumbent non-employee director at the time of the adoption of the Director Plan by the board of directors. Similarly, an option to purchase 7,500 shares of Class A common stock will automatically be granted to any new non-employee director upon his or her initial election or appointment as a director of the Company. No person may receive more than one option grant under the Director Plan. The exercise price of options granted under the Director Plan is the fair market value on the date granted. Options are granted for a ten-year term and are exercisable in four equal annual installments commencing one year after the date of grant.

                               Stock Option Grants

       The table below sets forth certain information with respect to options granted to the persons named in the Summary Compensation Table during the fiscal year ended September 30, 1996.

===================================================================================================================================
                                            STOCK OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------------------
                                                 INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------------------

                            Number        % of Total                                        Potential realizable value at assumed
                           of Stock         Options                                         annual rates of stock price appreciation
                            Options         Granted          Exercise        Expiration              for option term (2)
         Name               Granted      to Employees          Price            Date
                            (#) (1)     in Fiscal Year          ($)                             5 %                 10 %
-----------------------------------------------------------------------------------------------------------------------------------
Leonard H. Lavin               -              -                  -                -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin               -              -                  -                -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick           69,000           14.0%          $26.75            10/30/05      $1,160,782        $2,941,650
-----------------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick            30,000            6.1%           $26.75           10/30/05      $  504,688        $1,278,978
-----------------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli         33,200            6.7%           $26.75           10/30/05      $  558,521        $1,415,403
===================================================================================================================================


(1) Options are granted under the Alberto-Culver Company Employee Stock Option Plan of 1988, as amended, which permits the compensation committee of board of directors to grant options to purchase shares of Class A common stock. All options granted have a term of ten years from the date of grant. Options become exercisable on a cumulative basis in annual increments of one-fourth of the optioned shares, commencing one year after the date of grant. Mr. and Mrs. Lavin have elected not to receive stock option grants under the plan. The compensation committee may accelerate the exercisability of any options subject to such terms and conditions as it deems necessary and appropriate. In the event of a change in control of the Company, as defined in the plan, all outstanding options become immediately exercisable, or option holders become entitled to receive a cash payment in lieu of the exercise of their options, as set forth in the plan.

(2) The dollar amounts in these columns assume that the market price per share of the Class A common stock appreciates in value from the date of grant to the expiration date of the option at the annualized rates indicated. These rates are set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of Class A common stock.

                             Stock Option Exercises

      The table below sets forth certain information with respect to the exercise of options during the fiscal year ended September 30, 1996 by the persons named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

===============================================================================================================================
                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                              AND FISCAL YEAR-END OPTION VALUE
===============================================================================================================================
                                                                                    Number of                Value of
                                                                                   unexercised              unexercised
                                          Shares                                   options at              in-the-money
                                        acquired on             Value                fiscal                 options at
                                         exercise             Realized              year-end            fiscal year-end (1)
              Name                                               ($)                   (#)                      ($)
                                                                            ---------------------------------------------------
                                                                                  Exercisable/             Exercisable/
                                                                                  unexercisable            unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Leonard H. Lavin                             -                    -                     -                        -
-------------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin                             -                    -                     -                        -
-------------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick                            -                    -              95,550/151,650        $1,433,319/$1,910,208
-------------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick                           5,000               $32,875           137,966/89,900        $2,231,578/$1,200,831
-------------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli                          -                    -               94,550/76,850        $1,514,418/$983,328
===============================================================================================================================


(1) Based on the average of the high and low trading price of the Class A common stock of $37.125 on September 30, 1996, the last trading day of the fiscal year.


                           Long-Term Incentive Awards

      The table below sets forth certain information with respect to the grant of performance units under the 1994 Shareholder Value Incentive Plan ("SVIP") during the fiscal year ended September 30, 1996 to the persons named in the Summary Compensation Table.

==================================================================================================================================
                                               LONG-TERM INCENTIVE PLAN -- AWARDS
                                                      IN LAST FISCAL YEAR

==================================================================================================================================
                                                                                Potential Future Payouts Under
                                                                                Shareholder Value Incentive Plan
                                                                           -------------------------------------------------------
                                                          Performance or
                                        Number of          Other Period
                                     Shares, Units or          Until             Threshold          Target          Maximum
                                     Other Rights (1)      Maturation or            ($)               ($)             ($)
                                                              Payout

----------------------------------------------------------------------------------------------------------------------------------
Leonard H. Lavin                           500                3 years               $250,000       $500,000         $1,500,000
----------------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin                           150                3 years               $ 75,000       $150,000         $  450,000
----------------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick                          325                3 years               $162,500       $325,000         $  975,000
----------------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick                           145                3 years               $ 72,500       $145,000         $  435,000
----------------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli                        140                3 years               $ 70,000       $140,000         $  420,000
==================================================================================================================================


(1) Awards under the SVIP are made in the form of performance units, each unit having a payout value of $500 if the threshold performance is obtained, $1,000 if the target performance is obtained and $3,000 if the maximum performance is obtained. Units will have no value if the threshold performance is not attained. Performance units were granted at the beginning of fiscal year 1996 for the three-year performance period of October 1, 1995 through September 30, 1998. At the time the performance units were granted, objectives for the performance period were established based on the percentile ranking of Class A common stock measured by total shareholder return against companies comprising the Standard & Poor's 500 Index. In the event of a change in control of the Company, as defined in the SVIP, all or a pro-rata portion, based on the amount of the performance period then elapsed, of the outstanding performance units will become payable as set forth in the plan.

       Deferred Compensation Agreements and Change-in-Control Arrangements

      The board of directors approved severance agreements with the Company's officers, including the officers named in the Summary Compensation Table on page 8 (the "named executive officers"). The severance agreements for named executive officers provide for payments in the amount of 2.99 times their annual compensation (salary plus bonus) and continuation of health and similar benefits for a three-year period if such officer's employment with the Company terminates under the circumstances set forth in the severance agreement within two years after a change of control. These agreements also provide for payment to the named executive officer of accrued salary and vacation pay, and of all amounts which he or she would be eligible to receive under the Company's incentive plans applicable to the fiscal year in which the termination occurs. The amounts payable to such an officer under the severance agreements may be reduced so as to not exceed the limitation set forth in Section 280G of the Internal Revenue Code.

      Under amendments to the Company's incentive plans approved by the board of directors, the vesting of stock option awards granted to named executive officers under the Employee Stock Option Plan of 1988 will be accelerated, or all outstanding stock option awards will be cancelled and option holders will receive a cash payment in lieu of the exercise of such option awards, upon the occurrence of a change in control as provided in the plan. In addition, the payment of awards granted under the 1994 Management Incentive Plan and the 1994 Shareholder Value Incentive Plan will be accelerated, and all or a pro-rata portion of such awards will become payable, upon the occurrence of a change-in-control, as provided in such plans.

                          Compensation Committee Report


      The compensation committee of the board of directors is comprised of William W. Wirtz, Chairman, A. Robert Abboud, Robert P. Gwinn, Robert H. Rock, and Harold M. Visotsky. The compensation committee is responsible for reviewing executive performance and compensation, and administering benefit plans pursuant to which executive officers receive stock options and other incentive awards.

      The Company's objectives for its executive compensation program are:

      o  To attract, motivate and retain highly qualified individuals.

      o  To link the interests of executive officers closely with stockholders.

      o To increase the personal stake of the executive officers in the continued success and growth of the Company by linking a significant portion of executive officers' compensation to the performance of the Company.

      In order to achieve these objectives, executive compensation for the last fiscal year was based on three components: base salary, annual bonus and long-term incentive compensation.

Base Salary

      Base salaries of executive officers are reviewed from time to time by the compensation committee and adjusted appropriately. The factors used in determining an executive officer's base salary are the duties and level of responsibility of the executive officer, the past performance of the executive officer, the performance of the executive officer's principal business unit, if any, and the performance of the Company. The compensation committee exercises its judgment in making a determination of the impact which these factors have on setting the executive officers' salaries, and in this connection, the committee considers the recommendations of management.

Annual Bonus

      Annual bonuses are awarded pursuant to the Management Incentive Plan ("MIP"). At the beginning of the fiscal year, the compensation committee, based on the recommendations of management, established a total incentive award opportunity, stated as a percentage of base salary, for each executive officer. Each executive officer's total award opportunity was allocated among one or more of the following: (i) corporate sales and pre-tax earnings; (ii) sales and pre-tax earnings of a subsidiary or division, and (iii) individual business objectives.

      The Company achieved its goal for pre-tax earnings and its threshold level for sales growth for fiscal 1996. As a result, all executive officers earned at least a portion of their total incentive award opportunity. Actual bonuses paid to executive officers varied depending on the level of achievement for sales and pre-tax earnings of their subsidiary or division, and the achievement of their individual business objectives, if applicable.

Long-Term Incentive Compensation

      The Company's long-term incentive compensation program consists of grants of stock options and performance units. Stock options were granted to executive officers under the Alberto-Culver Company Employee Stock Option Plan of 1988, as amended (the "ACSOP"). Stock options were granted for a term of ten years with an option price equal to the fair market value of the Class A common stock on the date of grant. Stock options become exercisable in four equal annual increments commencing one year after grant.

      Executive officers were also granted performance units pursuant to the 1994 Shareholder Value Incentive Plan (the "SVIP"). Each performance unit has a payout value of $500 if the threshold performance is obtained, $1,000 if the target performance is obtained and $3,000 if the maximum performance is obtained. Units will have no value if the threshold performance is not attained. At the time performance units were granted, the compensation committee, based on the recommendations of management and KPMG Peat Marwick LLP, the Company's outside compensation consultants, established objectives for the three-year performance period, October 1, 1995 through September 30, 1998, based on the percentile ranking of the Class A common stock measured by total shareholder return against companies comprising the Standard & Poor's 500 Index.

      Decisions with respect to grants of stock options and performance units to executive officers were made based on a formula proposed by KPMG Peat Marwick LLP. Under this formula, executive officers received grants of stock options and performance units having a value equal to a percentage of his or her base salary. The number of stock options and performance units granted were then adjusted based on the same factors for determining base salary. In making its determination as to grants, the committee does not consider an executive officer's outstanding stock options, prior SVIP awards or other Company stock holdings. Since the adoption of the ACSOP, Leonard H. Lavin and Bernice E. Lavin have elected not to receive stock options under the plan.

Chief Executive Officer Compensation

      In fiscal year 1996, the compensation committee increased Mr. Bernick's base salary to take into account Mr. Bernick's duties and responsibilities, his performance during the previous fiscal year, and the performance of the Company. In addition, Mr. Bernick was awarded stock options under the ACSOP and performance units under the SVIP using the same formula as used for other executive officers. The compensation committee believes that Mr. Bernick's salary, stock option and performance unit grants are reasonable in light of his continued contribution toward the financial and nonfinancial success of the Company, including a record year for sales and pre-tax earnings for the Company, and the successful acquisition of St. Ives Laboratories, Inc. during the fiscal year. Mr. Bernick's bonus for fiscal year 1996 under the MIP was based wholly on the financial performance of the Company and was determined using the formula for attainment of pre-established corporate financial performance goals under the MIP.

Deductibility of Compensation

      As part of the Omnibus Budget Reconciliation Act passed by Congress in 1993, the Internal Revenue Code of 1986 was amended to add Section 162(m) which limits the deductibility for federal income tax purposes of compensation paid to the Chief Executive Officer and the four other most highly compensated officers of the Company. Under Section 162(m), compensation paid to each of these officers in excess of $1.0 million per year is deductible by the Company only if it is "performance-based."

      It is the Company's intention that compensation paid to its executive officers be deductible for federal income tax purposes, unless circumstances warrant otherwise. The Company believes that all bonuses earned by executive officers under the MIP and SVIP will be deductible and that any income generated upon the exercise of non-qualified stock options granted under the ACSOP will be deductible by the Company.



       Compensation Committee Members


                William W. Wirtz, Chairman

                A. Robert Abboud

                Robert P. Gwinn

                Robert H. Rock

                Harold M. Visotsky

                                PERFORMANCE GRAPH

       The following graph compares the cumulative total shareholder return on the Company's Class A common stock and Class B common stock, the S&P 500 Index, and a selected peer group of companies for the last five fiscal years. The selected peer group consists of Block Drug Company, Inc., Church & Dwight Co., Inc., Claire's Stores, Inc., Cosmetic Center, Inc., Del Laboratories, Inc., DEP Corp., Helen of Troy Corp., Tambrands Inc., Tandy Corp. and Windmere Corp. The Company has eliminated Helene Curtis Industries, Inc. and St. Ives Laboratories, Inc. from its peer group since these companies have been acquired during the last fiscal year by Unilever N.V. and the Company, respectively, and are no longer publicly traded entities. In addition, the Company has eliminated The Dial Corp. from its peer group because it was split into two separate companies during the last fiscal year. For the purpose of calculating the peer group average, the cumulative total shareholder returns of each company have been weighted according to its stock market capitalization at the beginning of the fiscal year. The graph assumes $100 was invested on September 30, 1991 and that all dividends were reinvested.






                               [Performance Graph]

















                                        1992              1993             1994              1995             1996
                                        ----              ----             ----              ----             ----
Alberto-Culver Class A                  $117                96              121               145              202
Alberto-Culver Class B                   103                98              103               136              195
S & P 500 Index                          111               125              130               169              203
Peer Group                               107               102              107               140              135

                             Principal Stockholders

        The table below contains information as of November 1, 1996 concerning stock ownership by each person known to beneficially own 5% or more of either class of the Company's outstanding shares of common stock based upon information supplied to the Company by such persons.

                                                           Shares Owned Beneficially
Name and Address                                           on November 1, 1996 (1)(2)          Percent of Class
----------------                                           --------------------------          ----------------
Leonard H. Lavin                                           Class A       278,044  (3)                2.52%
2525 Armitage Avenue                                       Class B     3,178,181  (3)               18.96%
Melrose Park, IL  60160

Bernice E. Lavin                                           Class A       217,240  (4)                1.97%
2525 Armitage Avenue                                       Class B     2,991,958  (4)               17.85%
Melrose Park, IL  60160

Carol L. Bernick                                           Class A       322,604  (5)                2.87%
2525 Armitage Avenue                                       Class B     1,293,165  (5)                7.71%
Melrose Park, IL  60160

William W. Wirtz                                           Class A       294,750  (6)                2.67%
680 North Lake Shore Drive                                 Class B       897,000  (6)                5.35%
Chicago, IL   60611

FMR Corp.                                                  Class A     1,238,661  (7)               10.70%
82 Devonshire Street                                       Class B        72,466  (7)                  (8)
Boston, MA 02109

NewSouth Capital Management, Inc.                          Class A       854,342  (9)                7.73%
1000 Ridgeway Loop Road, Suite 233
Memphis, TN  38120


(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.

(2)    Such ownership is direct,  with sole voting and investment power,  except
       as  indicated  in  subsequent   footnotes.   Each  individual   disclaims
       beneficial ownership of any shares indicated as owned indirectly.

(3) Includes: 2,130,461 Class B shares held as co-trustee with Mrs. Bernick of two grantor annuity trusts for the benefit of Mr. Lavin; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President. Does not include shares reported as owned by Mrs. Lavin or Mrs. Bernick.



                                                               18




(4) Includes: 217,240 Class A shares and 304,264 Class B shares held as sole trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 2,130,461 Class B shares held as co-trustee with Mrs. Bernick of two grantor annuity trusts for the benefit of Mrs. Lavin. Does not include: 50,100 Class A shares and 150,300 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer. In addition, does not include shares reported as owned by Mr. Lavin or Mrs. Bernick.

(5) Includes: 176,266 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes: 608,328 Class B shares held as co-trustee of grantor annuity trusts for the benefit of Mrs. Bernick's siblings; 304,433 Class B shares held as co-trustee of a grantor annuity trust for the benefit of Mrs. Bernick; 50,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; 50,100 Class A shares and 150,300 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; and 16,000 Class A shares owned by the Carol and Howard Bernick Supporting Foundation of which Mrs. Bernick is a director and an officer. Does not include: an aggregate of 2,130,461 Class B shares held as co-trustee with Mrs. Lavin of two grantor annuity trusts for the benefit of Mrs. Lavin; an aggregate of 2,130,461 Class B shares held as co-trustee with Mr. Lavin of two grantor annuity trusts for the benefit of Mr. Lavin; and 278,044 Class A shares and 12,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick or shares owned by Mr. and Mrs. Lavin.

(6) Includes: 3,750 Class A shares subject to stock options exercisable currently or within 60 days. Also includes: 291,000 Class A shares and 873,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is president and a director; and 4,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(7) Includes: 833,265 Class A shares and 56,078 Class B shares beneficially owned by Fidelity Management & Research Company, an affiliate of FMR Corp., as a result of its serving as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 and serving as investment adviser to certain other funds which are generally offered to limited groups of investors; 331,730 Class A shares and 16,388 Class B shares beneficially owned by Fidelity Management Trust Company, an affiliate of FMR Corp., as a result of its serving as trustee or managing agent for various private investment accounts, primarily employee benefit plans, and serving as investment adviser to certain other funds which are generally offered to limited groups of investors; and 1,200 Class A shares beneficially owned by Fidelity International Limited, an affiliate of FMR Corp., as a result of its serving as investment adviser to various non-U.S. investment companies. The number of Class A shares beneficially owned by Fidelity Management & Research Company includes 423,165 shares as a result of the assumed conversion of convertible debentures of the Company. The number of Class A shares beneficially owned by Fidelity Management Trust Company includes 101,930 shares as a result of the assumed conversion of convertible debentures of the Company. FMR Corp. has sole voting power with respect to 285,230 shares and sole dispositive power with respect to 1,238,661 shares. Fidelity International Limited has sole voting and dispositive power with respect to all the shares it beneficially owns.

(8)    Less than 1.0% of the outstanding shares.


                                                               19




(9) Includes 43,000 Class A shares as to which NewSouth Capital Management, Inc. has shared voting power.


                         Certain Business Relationships

       During the last fiscal year, the Company paid fees of approximately $8,400 for legal services performed by the law firm of Katten Muchin & Zavis, of which Allan B. Muchin is a senior partner. The Company has retained the firm to perform legal services during the current fiscal year.



Proposal to Increase the Company's Authorized Shares of Class A and Class B Common Stock

       The board of directors has declared advisable and has unanimously recommended the adoption by the stockholders of the following resolution to amend the Company's Restated Certificate of Incorporation, which would increase the number of authorized shares of both the Class A common stock and the Class B common stock (collectively, "Common Stock") from 25,000,000 to 75,000,000:

          RESOLVED, that in order to increase the number of shares of Class A common stock and Class B common stock which the Company is authorized to issue, the first paragraph of Section 4 of the Restated Certificate of Incorporation of the Company is hereby amended to read as follows:

               4. The total number of shares which the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000), par value $0.22 per share, Seventy-Five Million (75,000,000) of which shall be "Class A Common Stock" and Seventy-Five Million (75,000,000) of which shall be "Class B Common Stock." The Class A Common Stock and the Class B Common Stock are hereinafter sometimes called collectively the "Common Stock."

       The Company at present has authorized capital stock of 50,000,000 shares of Common Stock, $0.22 par value per share, consisting of 25,000,000 Class A shares and 25,000,000 Class B shares. On November 25, 1996, 27,841,134 shares of Common Stock were outstanding, of which 11,074,894 shares were Class A Common Stock and 16,766,240 shares were Class B Common Stock, and only 13,925,106 shares of Class A Common Stock and 8,233,760 shares of Class B Common Stock remain available for issuance. On such date, 2,187,730 Class A shares and 4,178,184 Class B shares were held in the Company's treasury, and 5,000,549 Class A shares were reserved for issuance upon exercise of outstanding stock options and conversion of debentures. Consequently, under certain circumstances, the Company may not be able to issue new Common Stock if the need should arise for stock dividends, future acquisitions, financing transactions, or for other corporate purposes without first obtaining approval of stockholders at a special meeting. The proposed increased authorization of additional shares of Common Stock will afford the Company the necessary flexibility to take advantage of business and financial opportunities in the event that stock is required to be issued in a transaction without the delay and expense of a special meeting of the stockholders to approve the authorization of additional stock.

       The additional shares of Common Stock which would be authorized by the proposed amendment would have the same rights and privileges as the shares of Common Stock currently authorized and issued. Except for certain transactions involving the issuance of stock for which the New York Stock Exchange rules require prior stockholder approval in order to list or maintain a listing of such stock on the Exchange, and except for certain transactions requiring stockholder approval under the General Corporation Law of Delaware, the board of directors may approve the issuance of previously authorized shares of Common Stock at such times and to such persons and for such legal consideration as it may determine to be in the best interest of the Company and its stockholders without prior approval of or ratification by the stockholders. Stockholders have no preemptive rights to purchase any stock of the Company, and may not cumulate votes in the election of directors. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of common stock.

       While no decisions have been made by the board of directors to do so, having the additional 25,000,000 shares of Class A and Class B common stock would allow the board of directors to effect a 100% stock dividend on both classes of common stock.

       While the increase in authorized shares of Class A and Class B common stock is not being proposed for this reason, the availability of the additional shares could enhance the board of directors' bargaining capability on behalf of the Company's stockholders in a takeover situation. The additional shares could also be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holder of the requisite number of shares, by increasing the aggregate outstanding shares, and thus, the number of shares required to accomplish such a transaction. The Company's Restated Certificate of Incorporation contains other provisions which could deter or delay a change in control of the Company. Such provisions include the following: two classes of common stock, with shares of one class (a majority of which is held by executive officers and directors of the Company) having ten times the voting power of shares of the other class; a requirement that the number of directors, as fixed by the By-Laws of the Company, may not be changed except by a 75% vote of stockholders or by a two-thirds vote of directors then in office, and a provision for classification of the board of directors into three classes; a requirement that the affirmative vote of 75% of the outstanding voting stock is necessary for a merger or consolidation of the Company or any of its subsidiaries with, or sales of assets to, or issuance or delivery of its shares to, any other corporation, person or entity which owns or controls 5% or more of the Company's outstanding voting shares, unless the transaction has been approved by the Company's board of directors prior to the acquisition of such ownership or control; and a prohibition of the written consent procedure otherwise available under the General Corporation Law of Delaware for an action of stockholders.

       The board of directors recommends approval of the proposed amendment by the stockholders. The affirmative vote of a majority of the voting power of all shares entitled to vote is necessary to adopt the proposed amendment. In addition, the affirmative vote of a majority of the shares of Class A common stock entitled to vote is necessary to approve the increase in Class A common stock, and the affirmative vote of a majority of the shares of Class B common stock entitled to vote is necessary to approve the increase in Class B common stock. Unless otherwise indicated, signed proxies which are returned in a timely manner will be voted in favor of the amendment.

             Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on its review of such reports received by it, the Company believes that during fiscal year 1996 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Mr. Thomas J. Pallone, an executive officer of the Company, reported on a Form 5 an option exercise and sale that were required to be reported earlier on a Form 4.

                         Independent Public Accountants

       The board of directors of the Company has selected KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending September 30, 1997. KPMG Peat Marwick LLP has served the Company in the capacity of independent public accountants since 1961. Representatives of that firm are expected to be present at the annual meeting of stockholders with an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions presented at the meeting by stockholders.

                                 Other Business

       Management knows of no other matters which will be brought before the meeting. However, if other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. For business to be properly brought before the meeting by a stockholder, notice in proper written form must be given to the Secretary not less than 30 days before the meeting and otherwise be in compliance with the Company's By-Laws.

                              Stockholder Proposals

       The deadline for receipt by the Company of stockholder proposals for inclusion in the Company's 1997 proxy materials is August 13, 1997.


                      Cost and Method of Proxy Solicitation

       The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, brokerage houses, nominees and other custodians and fiduciaries will be requested to send the proxy material to their principals and the Company will reimburse them for their reasonable expenses.

                              By Order of the Board of Directors

                                     BERNICE E. LAVIN
                                        Secretary

P                                ALBERTO-CULVER COMPANY
R
O                           Annual Meeting, January 23, 1997
X
Y                        Proxy Solicited by Board of Directors

             HOWARD B. BERNICK, WILLIAM J. CERNUGEL AND BERNICE E. LAVIN, each with power of substitution, are hereby authorized to vote all shares which the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders of Alberto-Culver Company to be held on January 23, 1997, and at any adjournment thereof, as noted on the reverse side.



             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE, AND "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES.
                                                                 SEE REVERSE
              CONTINUED AND TO BE SIGNED ON REVERSE SIDE                SIDE

                 Please mark
                 votes as in
                 this example

The board of directors recommends a vote FOR the nominees for director listed below, and FOR the proposed amendment to increase the Company's authorized shares.

1. Election of Directors.

     Nominees:  Carol L. Bernick, Leonard H. Lavin, A. Robert Abboud and
                Robert H. Rock, Ph.D.

     FOR                  WITHHELD       For all nominees except as noted above

2. Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A and Class B common stock.

     FOR               AGAINST                ABSTAIN



3. In the discretion of the board of directors, on any other matters that may properly come before the meeting.

                                                                 MARK HERE
                                                                 FOR ADDRESS
                                                                 CHANGE AND
                                                                 NOTE AT LEFT

Brokers:  Please indicate how many
shares you are voting:

Class A:

Class B:

Please sign here exactly as your name (or names) appear on this proxy. Persons signing as executors, administrators, trustees, guardians or attorneys should so indicate when signing.
Where there is more than one owner, each must sign.

Signature                                                      Date

Signature                                                      Date

P                            ALBERTO-CULVER COMPANY
R
O                      Annual Meeting, January 23, 1997
X
Y                   Proxy Solicited by Board of Directors

             HOWARD B. BERNICK, WILLIAM J. CERNUGEL AND BERNICE E. LAVIN, each with power of substitution, are hereby authorized to vote all shares which the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders of Alberto-Culver Company to be held on January 23, 1997, and at any adjournment thereof, as noted on the reverse side.



             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE, AND "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES.
                                                                 SEE REVERSE
             CONTINUED AND TO BE SIGNED ON REVERSE SIDE                 SIDE

[BLACK AND WHITE PHOTOGRAPH OF ALBERTO VO5 HAIRDRESSING AND BOX]






The Market Leader for 40 years.

This year once again, Alberto VO5 Hairdressing maintained market leadership in its category by a wide margin. New advertising featuring Heloise, the nationally known household hints author and columnist, chatting about additional ways this wonder product can be used as a personal care and household product promises to extend that market lead.

In 1955, Leonard Lavin the Chairman of Alberto-Culver bought a small West Coast line of professional beauty products and discontinued all of the products but one -- Alberto VO5 Hairdressing. The product had originally been developed for the Hollywood studios to keep hair bright and healthy-looking under the hot lights and was just beginning to gain a consumer following.

That single product became the foundation for today's Alberto-Culver Company. Backed by innovative advertising and consumer promotion, the brand quickly moved to number one in its category and has never relinquished the position.




                 Please mark
                 votes as in
                 this example

The board of directors recommends a vote FOR the nominees for director listed below, and FOR the proposed amendment to increase the Company's authorized shares.

1. Election of Directors.

     Nominees:  Carol L. Bernick, Leonard H. Lavin, A. Robert Abboud and
                Robert H. Rock, Ph.D.

     FOR              WITHHELD           For all nominees except as noted above

2. Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A and Class B common stock.

     FOR               AGAINST                ABSTAIN



3. In the discretion of the board of directors, on any other matters that may properly come before the meeting.

                                                                   MARK HERE
                                                                   FOR ADDRESS
                                                                   CHANGE AND
                                                                   NOTE AT LEFT

Please sign here exactly as your name (or names) appear on this proxy. Persons signing as executors, administrators, trustees, guardians or attorneys should so indicate when signing. Where there is more than one owner, each must sign.

Signature                                                         Date

Signature                                                         Date

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